Notes Payable	12 Months Ended
Dec. 31, 2023
Notes Payable [Abstract]
NOTES PAYABLE

7. NOTES PAYABLE

Insurance Note

The Company entered into financing arrangements for a portion of its Directors and Officers (“D&O”) insurance premiums, as follows (in thousands):

	Amount Financed	Interest Rate	Principal Repayments		Outstanding Balance
			Year Ended December 31,		December 31, 2023	December 31, 2022
			2023	2022
New 2023 Insurance Note	$632	8.6%	$195	$—	$436	$—
2023 Insurance Note	151	9.7%	113	—	—	—
2022 Insurance Note	376	6.7%	175	201	—	175
2021 Insurance Note	474	5.7%	—	160	—	—
			$483	$361	$436	$175

In September 2023, in connection with the Business Combination, the Company cancelled the 2023 Insurance Note and replaced it with the New 2023 Insurance Note. Accordingly, the Company reversed the unpaid balance of approximately $38,000 from notes payable and prepaid expenses.

The Company determined that the carrying amounts of all of the insurance notes approximate fair value due to the short-term nature of borrowings and current market rates of interest.

PPP Loan

On April 13, 2020, the Company entered into a promissory note with JPMorgan Chase Bank, N.A., as lender, pursuant to the Paycheck Protection Program (“PPP”) of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) for $0.7 million (the “PPP Loan”). The PPP Loan matured on April 13, 2022 and bore interest at 1% per annum. Beginning on September 13, 2021, the Company was required to make equal monthly payments of principal and interest until the loan maturity on April 13, 2022. The PPP Loan was subject to customary terms for payment defaults and breaches of representations and warranties. The Company did not request the PPP Loan to be forgiven. During the year ended December 31, 2022, the Company repaid the remaining $0.4 million of principal and interest for the PPP Loan. There was no outstanding balance for the PPP Loan as of December 31, 2022.